Exhibit 10.42

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Cox, Castle & Nicholson LLP
2029 Century Park East, 21st Floor
Los Angeles, California 90067
Attention: Adam B. Weissburg, Esq.
APN:     4259-025-008
4259-025-018
4259-025-019
Mortgage Loan No. 16714
ASSIGNMENT OF LEASES AND RENTS
THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) is made as of November 29, 2016, by KR WMC, LLC, a Delaware limited liability company, having an address at 12200 West Olympic Boulevard., Suite 200, Los Angeles, California 90064 (“Assignor”), to and for the benefit of MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, having an address in care of Barings, One Financial Plaza, Hartford, Connecticut 06103, Attention: Real Estate Loan Servicing (“Assignee”). To the extent applicable under Article 13 of the Loan Agreement, this Assignment shall be for the benefit of Administrative Agent).
R E C I T A L S:
A.    Assignor and Assignee entered into that certain Loan Agreement of even date herewith (as the same may be amended or modified from time to time, the “Loan Agreement”), which Loan Agreement governs a loan (the “Loan”) made by Assignee to Assignor, which Loan is evidenced by that certain Promissory Note of even date herewith (as the same may be amended or modified from time to time, the “Note”);
B.    The Loan is secured in part by Assignor’s interest in and to that certain real property located in the City of Los Angeles, County of Los Angeles and State of California, and more particularly described on Exhibit A attached hereto (the “Premises”), as evidenced by (i) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as the same may be amended or modified from time to time, the “Mortgage”) with respect to the Premises, and (ii) this Assignment. As used herein, the Loan Agreement, the Note, the Mortgage, this Assignment, and all other instruments evidencing, securing or pertaining to the Loan, now or from time to time hereafter executed and delivered to Assignee in connection with the Loan, are referred to collectively herein as the “Loan Documents”.
C.    Assignee has required, as a condition to making the Loan, that Assignor make and deliver this Assignment as below provided.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, intending to be legally bound, hereby agrees as follows:

1.	Recitals. The foregoing recitals are incorporated into this Assignment by this reference.
2.    Defined Terms. As used in this Assignment, unless otherwise defined herein, all initially capitalized terms shall have the respective meanings ascribed to such terms in the Loan Agreement.
3.    Assignment.
(a)    Assignor does hereby absolutely, presently and irrevocably assign, transfer, and set over unto Assignee:
(i)    All of the right, title and interest of Assignor in and to all leases, occupancy agreements, licenses to occupy, lettings, tenancies and other similar agreements, affecting all or a portion of the Premises, which leases, occupancy agreements, licenses to occupy, and other similar agreements are listed on the certified rent roll delivered from Assignor to Assignee simultaneously with this Assignment (the “Rent Roll”), and all other and future leases, occupancy agreements, licenses to occupy, lettings and tenancies and other similar arrangements, of the Premises, and all modifications, renewals, and extensions of the existing leases, occupancy agreements, licenses to occupy, lettings, tenancies and other similar arrangements present and future, together with guarantees, if any, of the lessee’s obligations thereunder whether entered into before or after the filing by or against Assignor of any petition for relief under 11 U.S.C. §101 et. seq. as the same may be amended from time to time, or any successor statute thereto (the “Bankruptcy Code”) (collectively the “Leases”);
(ii)    All rents, issues, income, proceeds, payments, and profits arising from the Leases and from the use and occupation of the Premises, including, without limitation, all fixed and additional rents, cancellation payments, option payments, letter of credit proceeds, supporting obligations, security deposits and all sums due and payments made under any guarantee of any of the Leases or any obligations thereunder (collectively “Rents”); and
(iii)    All rights, powers, privileges, options and other benefits of Assignor under the Leases, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents, including the right to make such claim in a proceeding under the Bankruptcy Code, and the right to apply the same to the payment of the Indebtedness (collectively “Rights”).
(b)    Assignor and Assignee intend that this Assignment constitute a present, irrevocable and absolute assignment of the Leases and Rents, and not an assignment for additional security only. Assignee grants to Assignor a revocable license (“License”) to collect and receive the Rents. Assignor hereby agrees that following the occurrence and during the continuance of an Event of Default, Assignee may authorize and direct the lessees named in the Leases, and any other occupants of the Premises, and all Lease guarantors, to pay over to Assignee or such other party as Assignee may direct, all Rents, upon receipt from Assignee of

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written notice to the effect that an Event of Default exists, and to continue to do so until the lessees are otherwise notified by Assignee.
4.    Assignor’s Warranties and Representations; Covenants.
(a)    Assignor hereby warrants and represents to Assignee as follows:
(i)    Assignor has not executed any prior assignment of the Leases or Rents, nor has it performed any act or executed any other instrument which might prevent Assignor from fulfilling any of the terms and conditions of this Assignment or which might prevent Assignee from operating under any of the terms and conditions of this Assignment or which would limit Assignee in such operation;
(ii)    Assignor has not executed or granted any modification, waiver or amendment whatsoever of any of the Leases, except as disclosed to Lender in writing prior to the date hereof; and there are no defaults now existing under the Leases, or any conditions which, after notice, passage of time, or both would constitute defaults, except as disclosed to Lender in writing prior to the date hereof;
(iii)    Assignor will observe and perform all the obligations imposed upon the lessor under the Leases and will not do or permit to be done anything to impair any of the Leases;
(iv)    Assignor will not collect any of the rents, issues, income, proceeds payments, and profits arising or accruing under the Leases or from the Premises more than thirty (30) days in advance of the time when the same shall become due under the Leases, nor execute any other assignment of the Leases or assignment of rents, issues, income, proceeds or profits with respect to the Premises; and
(v)    Except as otherwise specifically permitted under Section 5.1 of the Loan Agreement, or with the prior written consent of the Assignee, Assignor will not alter or modify the terms of the Leases, give any consent or exercise any option required or permitted by such terms, accept a surrender thereof, or consent to any assignment of or subletting under the Leases, whether or not in accordance with their terms.
5.    Revocation of License.
(a)    Following the occurrence and during the continuance of an Event of Default, the License granted to Assignor in subsection 3(b) of this Assignment shall, upon notice from Lender, be revoked, and upon such notice Assignee shall immediately be entitled to the receipt and possession of all Rents, and to the assumption of the Rights whether or not Assignee enters upon or takes control of the Premises. Without limiting the foregoing, the provisions of Section 7.12 of the Mortgage are incorporated herein (to the extent of any capitalized terms used therein, such terms shall have the meaning assigned to such terms in the Mortgage) and to the extent of any conflict between this Assignment and Section 7.12 of the Mortgage, the terms of Section 7.12 of the Mortgage shall prevail.

(b)    Upon demand by Assignee following the occurrence and during the continuance of an Event of Default, Assignor shall immediately deliver to Assignee all Rents in the possession of Assignor or its agents, and shall cooperate in instructing Assignor’s agents and the lessees under the Leases and all others in possession of the Premises or any portion thereof to pay directly to Assignee all Rents.
(c)    Upon revocation of the License pursuant to Subsection 5(a) above, Assignee may, at its option, without waiving such Event of Default and without notice or regard to the adequacy of the security for the Indebtedness, either in person or by agent, nominee or attorney, or by a receiver appointed by a court, with or without bringing any action or proceeding, dispossess Assignor and its agents and servants from the Premises, without liability for trespass, damages or otherwise, and exclude Assignor and its agents from the Premises.
(d)    Upon revocation of the License pursuant to Subsection 5(a) above, Assignee may also take possession of the Premises, and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Premises on such terms and for such period of time as Assignee may deem proper. In addition, and with or without taking possession of the Premises, Assignee, in its own name, may demand, sue for or otherwise collect and receive all Rents, including those past due and unpaid and may apply any Rents collected in such order of priority as Assignee in its sole discretion deems appropriate, to the payment of:
(i)    all expenses of managing the Premises, including, without limitation, the salaries, fees and wages of a managing agent and such other persons or entities as Assignee may deem necessary or desirable, and all expenses of operating and maintaining the Premises, including, without limitation, all taxes, claims, assessments, ground rents, water rents, sewer rents and any other liens or charges, and premiums for all insurance which Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Premises; and
(ii)    the Indebtedness.
6.    No Liability of Assignee. This Assignment shall not be construed to bind Assignee to the performance of any of the covenants, conditions, or provisions contained in any Lease, or otherwise impose any obligation upon Assignee. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee’s failure to let the Premises, or from any other act or omission of Assignee either in collecting the Rents, or if Assignee shall have taken possession of the Premises, in managing the Premises, unless such loss is caused by the willful misconduct or gross negligence of Assignee.
7.    No Mortgagee in Possession. In the absence of taking actual possession of the Premises by Assignee, in its own right and person, Assignee (i) shall not be deemed a mortgagee in possession, (ii) shall not be responsible for the payment of any taxes or assessments with respect to the Premises, (iii) shall not be liable to perform any obligation of the lessor under any Leases or under applicable law, (iv) shall not be liable to any person for any dangerous or defective condition in the Premises nor for any negligence in the management, upkeep, repair, or control of the Premises resulting in loss or injury or death to any person, and (v) shall not be liable in any manner for the remediation of any environmental impairment.

8.    Bankruptcy.
(a)    Following the occurrence and during the continuance of an Event of Default, Assignee shall have the right to proceed in its own name or in the name of Assignor in respect of any claim, suit, action or proceeding, relating to any Leases in a proceeding under the Bankruptcy Code including, without limitation, the right to file and prosecute, all to the exclusion of Assignor, any proofs of claim, complaints, motions, applications, notices and other documents.
(b)    If there shall be filed by or against Assignor a petition under the Bankruptcy Code, and Assignor, as lessor under any Leases, shall determine to reject any Leases pursuant to Section 365(a) of the Bankruptcy Code, then Assignor shall give Assignee not less than ten (10) days’ prior notice of the date on which Assignor shall apply to the bankruptcy court for authority to reject the Leases. Assignee shall have the right, but not the obligation, to serve upon Assignor within such ten (10)-day period a notice stating that (i) Assignee demands that Assignor assume and assign the Leases to Assignee pursuant to Section 365 of the Bankruptcy Code and (ii) Assignee covenants to cure or provide adequate assurance of future performance under the Leases. If Assignee serves upon Assignor the notice described in the preceding sentence, Assignor shall not seek to reject the Leases and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Assignee of the covenant provided for in clause (ii) of the preceding sentence.
9.    Indemnity of Assignee.
(a)    Except with respect to Assignee’s gross negligence or willful misconduct, Assignor hereby indemnifies Assignee for, and holds Assignee harmless from, and shall be responsible for, any and all liability, loss or damage which may be incurred under the Leases, or under or by reason of this Assignment, and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings under any of the Leases.
(b)    Should Assignee incur any such liability under the Leases or under or by reason of this Assignment or in defense of any such claims or demands (except with respect to any such liability attributable to Assignee’s gross negligence or willful misconduct), the amount thereof, including actual, out-of-pocket costs, expenses and reasonable attorneys’ fees reasonably incurred by Lender, shall be secured by the Mortgage and Assignor shall reimburse Assignee therefor, immediately upon demand and upon the failure of Assignor so to do, Assignee, at its option, may declare all sums secured by the Mortgage immediately due and payable. Interest shall accrue on the amounts so expended by Assignee at the Default Rate from the date expended until repaid.
10.    No Waiver of Rights by Assignee. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Assignee of any of its rights and remedies under the Note, Mortgage or any other Loan Document. This Assignment is made and accepted without prejudice to any of such rights and remedies possessed by Assignee to collect the Indebtedness and to enforce the

Loan Documents, and said rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.
11.    Releases of Parties and Security. Assignee may take or release other security for the payment of the Indebtedness, may release any party primarily or secondarily liable therefor, and may apply any other security held by it to the satisfaction of any portion of the Indebtedness without prejudice to any of its rights under this Assignment.
12.    Further Assurances. Assignor agrees that it will, from time to time, upon demand therefor by Assignee, deliver to Assignee an executed counterpart of each and every Lease. Further, Assignor agrees that it will execute, acknowledge and record such additional assurances and assignments as Assignee may request covering any and all of the Leases. Such assignments shall be on forms approved by the Assignee, and Assignor agrees to pay all actual, out-of-pocket costs reasonably incurred in connection with the examination of the Leases and the preparation, execution and recording of such assignments or any other related documents, including, without limitation, fees of Assignee’s local counsel.
13.    Amendments. This Assignment may not be altered or amended except in writing, intended for that specific purpose, signed by both Assignor and Assignee.
14.    Legal Construction.
(a)    All terms contained herein shall be construed, whenever the context of this Assignment so requires, so that the singular number shall include the plural, and the plural the singular, and the use of any gender shall include all genders.
(b)    The terms “include” and “including” as used in this Assignment shall be construed as if followed by the phrase “without limitation”.
(c)    Any provision of this Assignment permitting the recovery of attorneys’ fees and costs shall be deemed to include such fees and costs reasonably incurred in all appellate proceedings.
(d)    In the event there is more than one Assignor, the obligations of each Assignor shall be joint and several for all purposes.
15.    Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing or under any other Loan Document shall be given in writing and shall be delivered in accordance with the terms and conditions of Section 12.1(a) of the Loan Agreement.
16.    Controlling Law. This instrument shall be governed by and construed in accordance with the laws of the state in which the Premises are situated.
17.    Discharge. Until the payment in full of the Indebtedness, this Assignment shall continue in full force and effect, whether or not recorded. Assignor hereby authorizes Assignee to furnish to any Person written notice that this Assignment remains in effect and agrees that such Person may rely upon and shall be bound by such statement. Upon payment in full of the

Indebtedness and the delivery and recording of a satisfaction or discharge of the Mortgage duly executed, this Assignment shall be void and of no effect.
18.    Severability. All rights, powers and remedies provided in this Assignment may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent (but only to the extent) necessary so that they will not render this Assignment invalid or unenforceable. If any term, covenant, condition, or provision of this Assignment or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remaining terms, covenants, conditions and provisions of this Assignment, or the application of such term, covenant, condition or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Assignment shall be modified and/or limited to the extent necessary to render the same valid and enforceable to the fullest extent permitted by law.
19.    Successors and Assigns. This Assignment shall be binding upon Assignor’s successors and assigns and shall inure to the benefit of Assignee and its successors and assigns, and shall survive payment of the Loan, foreclosure, deed-in-lieu of foreclosure and any other transfer of the Premises or any interest therein.
20.    Conflict. Notwithstanding anything to the contrary herein, this Assignment shall be subject to the terms and conditions of the Loan Agreement and in the event of any conflict between the terms and conditions of this Assignment and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement shall prevail.

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IN WITNESS WHEREOF, the Assignor has duly executed this Assignment as of the date first above written.

BORROWER:

KR WMC, LLC, a Delaware limited liability company

By:	Kilroy Realty, L.P., a Delaware limited partnership its sole managing member

By:	Kilroy Realty Corporation, a Maryland corporation, its general partner

By:	/s/ Tyler H. Rose
Name: Tyler H. Rose Title: Executive Vice President and Chief Financial Officer
By:	/s/ Michelle Ngo
Name: Michelle Ngo Title: Senior Vice President and Treasurer

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A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss:
COUNTY OF Los Angeles	)

On November 22, 2016 before me, Yuson Shin
Notary Public                (insert name and title of the officer),
personally appeared Tyler H. Rose and Michelle Ngo , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) ~~is~~/are subscribed to the within instrument and acknowledged to me that ~~he/she~~/they executed the same in ~~his/her~~/their authorized capacity(ies), and that by ~~his/her~~/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature: /s/ Yuson Shin

[Seal]

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EXHIBIT A
PREMISES

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1: (PORTION OF APN: 4259-025-008)
THE WESTERLY 265 FEET OF THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES. ON A MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM THAT PORTION IN OLYMPIC BOULEVARD, BEING THAT PART LYING NORTHERLY OF THE SOUTH LINE OF THE LAND DESCRIBED IN DEED TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 22517 PAGE 425, OFFICIAL RECORDS.
PARCEL 2: (PORTION OF APN: 4259-025-008)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, ON MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREOF SOUTH 76° 12’ 45” WEST 504.08 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT, SAID POINT BEING THE SOUTHWESTERLY CORNER OF THE LAND CONVEYED TO HOWE AND COMPANY, A CO-PARTNERSHIP, BY DEED RECORDED APRIL 18, 1946 IN BOOK 23126 PAGE 7, OFFICIAL RECORDS, AS INSTRUMENT NO. 323; THENCE ALONG THE WESTERLY LINE OF SAID LAND NORTH 13° 41’ 45” WEST TO THE SOUTHERLY LINE OF THE LAND DESCRIBED IN PARCEL NO. 20 OF CASE NO. 50830 ENTERED IN SUPERIOR COURT OF LOS ANGELES COUNTY; THENCE WESTERLY ALONG SAID SOUTHERLY LINE BEING A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 9945.00 FEET, TO THE EASTERLY LINE OF THE WESTERLY 265 FEET OF SAID LOT 27; THENCE ALONG SAID EASTERLY LINE SOUTH 13° 41’ 45” EAST TO THE SOUTHERLY LINE OF SAID LOT; THENCE ALONG SAID SOUTHERLY LINE NORTH 76° 12’ 45” EAST TO THE POINT OF BEGINNING.
PARCEL 3: (PORTION OF APN: 4259-025-018)

Exhibit A-1

THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREES REPORT IN CASE NO- B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 310.32 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 27, SOUTH 76° 12’ 45” WEST 193.76 FEET; THENCE NORTH 13° 41’ 45” WEST 245.69 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN THE DEED TO THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS; THENCE ALONG SAID SOUTHERLY LINE, NORTH 78° 03’ EAST 50.00 FEET; THENCE SOUTH 44° 13’ 35” EAST 283.15 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THAT PORTION OF SAID LAND LYING NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING IN THE SOUTHERLY LINE OF SAID LOT, DISTANT SOUTH 76° 12’ 45” WEST 444.33 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE NORTH 13° 41’ 45” WEST 183 FEET; THENCE SOUTH 76° 18’ 15” WEST 26.25 FEET; THENCE NORTH 13° 41’ 45” WEST 43.98 FEET; THENCE NORTH 44° 12’ 35” WEST 5.5 FEET; THENCE NORTH 13° 41’ 45” WEST TO SAID SOUTH LINE OF OLYMPIC BOULEVARD.
ALSO EXCEPT THEREFROM THAT PORTION OF SAID LAND INCLUDED WITHIN THE PROPERTY CONVEYED TO THE STATE OF CALIFORNIA, BY GRANT DEED MADE AND EXECUTED JUNE 10, 1946, RECORDED AUGUST 20, 1946 IN BOOK 23552 PAGE 383, OFFICIAL RECORDS, SPECIFICALLY COVERING THE FOLLOWING DESCRIBED PROPERTY:
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT ON THAT CERTAIN MAP FILED AS EXHIBIT “B” WITH REFEREES REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWESTERLY CORNER OF THE LAND CONVEYED TO HOWE AND COMPANY BY DEED FROM CORA MAY JANKOWSKY, RECORDED APRIL 18, 1946 IN BOOK 23126 PAGE 7 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID POINT ALSO BEING A POINT IN THAT COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, DESCRIBED IN PARCEL “A” IN DEED TO THE CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS, AS HAVING A BEARING OF NORTH 78° 03’ 29” EAST; THENCE ALONG SAID SOUTHERLY LINE NORTH 76° 03’ EAST 50.00 FEET TO A POINT; THENCE SOUTH 44° 13’ 35” EAST 11.83 FEET TO THE INTERSECTION THEREOF WITH A LINE PARALLEL WITH AND DISTANT 10.00 FEET SOUTHERLY

Exhibit A-2

MEASURED NORMALLY, FROM SAID COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD; THENCE ALONG SAID PARALLEL LINE, SOUTH 78° 03’ WEST 29.99 FEET; THENCE LEAVING SAID PARALLEL LINE, WESTERLY ALONG A CURVE CONCAVE SOUTHERLY, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 9945.00 FEET, THROUGH AN ANGLE OF 0° 09’ AN ARC DISTANCE OF 26.04 FEET TO A POINT IN THE WESTERLY LINE OF SAID LAND CONVEYED TO HOWE AND COMPANY; THENCE ALONG SAID WESTERLY LINE, NORTH 13° 41’ 45” WEST 10.04 FEET TO SAID POINT OF BEGINNING.
PARCEL 4: (PORTION OF APN: 4259-025-018)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 310.32 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 27, SOUTH 76° 12’ 45” WEST 193.76 FEET; THENCE NORTH 13° 41’ 45” WEST 245.69 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN THE DEED TO THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS; THENCE ALONG SAID SOUTHERLY LINE, NORTH 78° 03’ EAST 50.00 FEET; THENCE SOUTH 44° 13’ 35” EAST 283.15 FEET TO THE POINT OF BEGINNING,
EXCEPT THEREFROM THAT PORTION OF SAID LAND LYING SOUTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING IN THE SOUTHERLY LINE OF SAID LOT, DISTANT SOUTH 76° 12’ 45” WEST 444.33 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE NORTH 13° 41’ 45” WEST 183 FEET; THENCE SOUTH 78° 18’ 15” WEST 26.25 FEET; THENCE NORTH 13° 41’ 45” WEST 43.98 FEET; THENCE NORTH 44° 12’ 35” WEST 5.5 FEET; THENCE NORTH 13°41’45” WEST TO SAID SOUTH LINE OF OLYMPIC BOULEVARD.
ALSO EXCEPT THEREFROM THAT PORTION OF SAID LAND INCLUDED WITHIN THE PROPERTY CONVEYED TO THE STATE OF CALIFORNIA, BY GRANT DEED MADE AND EXECUTED THE 10TH OF JUNE, 1946, SPECIFICALLY COVERING THE FOLLOWING DESCRIBED PROPERTY:
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA SHOWN, AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, ON THAT CERTAIN MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWESTERLY CORNER OF THE LAND CONVEYED TO

Exhibit A-3

HOWE AND COMPANY BY DEED FROM CORA MAY JANKOWSKY, RECORDED APRIL 18, 1946 IN BOOK 23126 PAGE 7 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID POINT ALSO BEING A POINT IN THAT COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, DESCRIBED IN PARCEL “A” IN DEED TO THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS, AS HAVING A BEARING OF NORTH 78° 03’ 29” EAST; THENCE ALONG SAID SOUTH LINE NORTH 78° 03’ EAST 50.00 FEET TO A POINT; THENCE SOUTH 44° 13’ 35” EAST 11.83 FEET TO THE INTERSECTION THEREOF WITH A LINE PARALLEL WITH AND DISTANT 10.00 FEET SOUTHERLY MEASURED NORMALLY, FROM SAID COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD; THENCE ALONG SAID PARALLEL LINE, SOUTH 78’ 03’ WEST 29.99 FEET; THENCE LEAVING SAID PARALLEL LINE, WESTERLY ALONG A CURVE CONCAVE SOUTHERLY, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 9945.00 FEET, THROUGH AN ANGLE OF 0° 09’ AN ARC DISTANCE OF 26.04 FEET TO A POINT IN THE WESTERLY LINE OF SAID LAND CONVEYED TO HOWE AND COMPANY; THENCE ALONG SAID WESTERLY LINE, NORTH 13° 41’ 45” WEST 10.04 FEET TO SAID POINT OF BEGINNING.
PARCEL 5: (PORTION OF APN: 4259-025-018)
THAT PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE RANCHO SAN VICENTE Y SANTA MONICA, IN THE CITY OF LOS ANGELES. AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE WITH THE NORTHEASTERLY LINE OF SAID LOT 27, SAID SOUTHERLY LINE BEING DESCRIBED IN DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG SAID SOUTHERLY LINE SOUTH 78° 03’ 00” WEST 139.75 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ON SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD SOUTH 78° 03’ 00” WEST 50.00 FEET TO THE SOUTHWESTERLY BOUNDARY OF THE LAND CONVEYED BY DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG THE BOUNDARY OF SAID LAND SOUTH 44° 13’ 35” EAST 125.00 FEET; THENCE NORTH 78° 03’ 00” EAST AND PARALLEL TO SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD 50.00 FEET; THENCE NORTH 44° 13’ 35” WEST 125.00 FEET TO THE TRUE POINT OF BEGINNING.
PARCEL 6: (PORTION OF APN: 4259-025-018)
THAT PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 27; THENCE NORTH

Exhibit A-4

44° 12’ 55” WEST ALONG THE NORTHEASTERLY LINE OF SAID LOT, A DISTANCE OF 271.39 FEET TO A POINT IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN DEED TO THE CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107, OFFICIAL RECORDS; THENCE SOUTH 78° 03’ WEST ALONG SAID SOUTHERLY LINE A DISTANCE OF 189.75 FEET; THENCE SOUTH 44° 13’ 35” EAST PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT, A DISTANCE OF 278.45 FEET TO A POINT IN THE SOUTHERLY LINE OF SAID LOT; THENCE NORTH 76° 12’ 45” EAST ALONG SAID SOUTHERLY LINE 186.17 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THE NORTHERLY 10 FEET OF SAID LAND, SAID NORTHERLY 10 FEET BEING DESCRIBED IN THE LAND GRANTED TO THE STATE OF CALIFORNIA, BY DEED RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.
ALSO EXCEPT THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE WITH THE NORTHEASTERLY LINE OF SAID LOT 27, SAID SOUTHERLY LINE BEING DESCRIBED IN DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG SAID SOUTHERLY LINE SOUTH 78° 03’ 00” WEST 139.75 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ON SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD SOUTH 78° 03’ 00” WEST 50.00 FEET TO THE SOUTHWESTERLY BOUNDARY OF THE LAND CONVEYED BY DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG THE BOUNDARY OF SAID LAND SOUTH 44° 13’ 35” EAST 125.00 FEET; THENCE NORTH 78° 03’ 00” EAST AND PARALLEL TO SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD 50.00 FEET; THENCE NORTH 44° 13’ 35” WEST 125.00 FEET TO THE TRUE POINT OF BEGINNING.
ALSO EXCEPT THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:
THAT PORTION OF THE LAND DESCRIBED IN THE GRANT DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY, LYING EASTERLY AND NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 100.52 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE LEAVING SAID SOUTHERLY LINE NORTH 13° 47’ 15” EAST 164.20 FEET TO A LINE PARALLEL WITH AND 3.40 FEET SOUTHWESTERLY OF THE NORTHEASTERLY LINE OF SAID LOT; THENCE ALONG SAID PARALLEL LINE NORTH 44° 13’ 35” WEST 69.27 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE, AS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY.

Exhibit A-5

PARCEL 7: (PORTION OF APN: 4259-025-018)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF SUPERIOR COURT, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 186.17 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT, SAID POINT BEING THE SOUTHWESTERLY CORNER OF THE LAND CONVEYED TO HENRY O. GALLEN BY DEED RECORDED MAY 17, 1940 IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS; THENCE STILL CONTINUING ALONG THE SOUTHERLY LINE OF SAID LOT 27, SOUTH 76° 12’ 45” WEST 124.15 FEET TO A POINT; THENCE NORTH 44° 13’ 35” WEST 283.15 FEET, MORE OR LESS, TO A POINT IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN DEED TO CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS; THENCE ALONG THE SOUTHERLY LINE, NORTH 78° 03’ 00” EAST 126.60 FEET TO THE NORTHWESTERLY CORNER OF SAID HENRY O. GALLEN LAND; THENCE SOUTH 44° 13’ 35” EAST ALONG THE WESTERLY LINE OF SAID LAND 278.45 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THE NORTHWEST 10 FEET OF SAID LAND CONVEYED TO THE STATE OF CALIFORNIA BY DEED RECORDED JUNE 5, 1946 IN BOOK 23218 PAGE 409 OF OFFICIAL RECORDS.
PARCEL 8: (PORTION OF APN: 4259-025-019)
THAT PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT IN THE RANCHO SAN VICENTE Y SANTA MONICA, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
THAT PORTION OF THE LAND DESCRIBED IN THE GRANT DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY, LYING EASTERLY AND NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 100.52 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE LEAVING SAID SOUTHERLY LINE NORTH 13° 47’ 15” EAST 164.20 FEET TO A LINE PARALLEL WITH AND 3.40 FEET SOUTHWESTERLY OF THE NORTHEASTERLY LINE OF SAID LOT; THENCE ALONG SAID PARALLEL LINE NORTH 44° 13’ 35” WEST 69.27 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE, AS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY.

Exhibit A-6

EXCEPT THEREFROM THE NORTHERLY 10 FEET OF SAID LAND, SAID NORTHERLY 10 FEET BEING DESCRIBED IN THE LAND GRANTED TO THE STATE OF CALIFORNIA, BY DEED RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.
PARCEL 9: (PORTION OF APN: 4259-025-019)
THAT PORTION OF THE RANCHO SAN VINCENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 28 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ON A MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF SAID LOT 28, WITH THE SOUTHEASTERLY LINE OF THAT CERTAIN STRIP OF LAND 10.00 FEET WIDE, AS DESCRIBED IN PARCEL NO. 2 IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED ON AUGUST 10, 1945 AS INSTRUMENT NO. 2504 IN BOOK 22095 PAGE 427, OFFICIAL RECORDS OF SAID COUNTY; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE OF SAID LOT 28, A DISTANCE OF 136.00 FEET; THENCE WESTERLY PARALLEL WITH SOUTHERLY LINE OF SAID LOT 28, A DISTANCE OF 190.00 FEET; THENCE NORTHWESTERLY IN A DIRECT LINE TO A POINT ON THE SOUTHEASTERLY LINE OF SAID LAST MENTIONED DEED, A DISTANT SOUTHWESTERLY THEREON 118.50 FEET FROM THE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE, 118.50 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM 50 PERCENT OF ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED IN THE DEED FROM CITIZENS NATIONAL TRUST AND SAVINGS BANK, DATED APRIL 30, 1943, AND RECORDED MAY 21, 1943, AS INSTRUMENT NO. 40 IN BOOK 20044 PAGE 61, OFFICIAL RECORDS.
PARCEL 10: (PORTION OF APN: 4259-025-019)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 28 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ON MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 28; THENCE WESTERLY ALONG THE SOUTHERLY LINE THEREOF, 380.44 FEET OF THE MOST SOUTHERLY CORNER OF SAID LOT 28; THENCE NORTHWESTERLY ALONG THE SOUTHWESTERLY LINE THEREOF, TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL A OF DEED TO THE CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107, OFFICIAL RECORDS OF SAID COUNTY; THENCE EASTERLY ALONG SAID LAST MENTIONED SOUTHERLY LINE AND ITS EASTERLY PROLONGATION THEREOF, TO THE NORTHEASTERLY LINE OF

Exhibit A-7

SAID LOT 28; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE, 256.31 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THE NORTHERLY 10 FEET WITHIN THE LINES OF OLYMPIC BOULEVARD, AS GRANTED TO THE STATE OF CALIFORNIA, BY DEED RECORDED AUGUST 10, 1945 AS INSTRUMENT NO. 2504 IN BOOK 22095 PAGE 427, OFFICIAL RECORDS.
ALSO EXCEPT THEREFROM THAT PORTION THEREOF, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF SAID LOT 28, WITH THE SOUTHEASTERLY LINE OF THAT CERTAIN STRIP OF LAND 10.00 FEET WIDE, AS DESCRIBED IN PARCEL NO. 2, IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED ON AUGUST 10, 1945 AS INSTRUMENT NO. 2504 IN BOOK 22095 PAGE 427, OFFICIAL RECORDS OF SAID COUNTY; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE OF SAID LOT 28, A DISTANCE OF 136.00 FEET; THENCE WESTERLY PARALLEL WITH THE SOUTHERLY LINE OF SAID LOT 28, A DISTANCE OF 190.00 FEET; THENCE NORTHWESTERLY IN A DIRECT LINE TO A POINT ON THE SOUTHEASTERLY LINE OF SAID LAST MENTIONED DEED, DISTANT SOUTHWESTERLY THEREON 118.50 FEET FROM THE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE, 118.50 FEET TO THE POINT OF BEGINNING.
ALSO EXCEPT THEREFROM 50 PERCENT OF ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED IN THE DEED FROM CITIZENS NATIONAL TRUST AND SAVINGS BANK, DATED APRIL 30, 1943 AND RECORDED MAY 21, 1943 AS INSTRUMENT NO. 40 IN BOOK 20044 PAGE 61, OFFICIAL RECORDS.

Exhibit A-8